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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 10, 2001

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   Maryland                     0-2525                       31-0724920
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(STATE OR OTHER          (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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ITEM  5.  OTHER EVENTS.

         On April 10, 2001, Huntington Bancshares Incorporated ("Huntington") announced that Ronald C. Baldwin has been appointed Vice Chairman of Huntington and its principal subsidiary, The Huntington National Bank ("HNB"), effective April 11, 2001. Ronald J. Seiffert, Vice Chairman of HNB responsible for Corporate Banking, and Martin Mahan, Executive Vice President of HNB responsible for Retail Banking, will continue with their current responsibilities and will report to Mr. Baldwin.

         The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99 -- News release of Huntington Bancshares Incorporated, dated
                       April 10, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED



Date:    April 10, 2001                     By: /s/ Michael J. McMennamin
                                                --------------------------------
                                                Michael J. McMennamin,
                                                  Vice Chairman, Chief Financial
                                                  Officer and Treasurer
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                                  EXHIBIT INDEX

Exhibit No.                                    Description

       99          *          News release of Huntington Bancshares Incorporated
                              issued on April 10, 2001.


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* Filed with this report.